Domo Announces Fourth Quarter and Fiscal 2019 Financial Results
31% Year-Over-Year Growth in Total Revenue for the Fourth Quarter and Fiscal 2019
Welcomes Carine Clark, Former Symantec CMO, to its Board of Directors

Silicon Slopes, Utah - March 13, 2019 - Domo, Inc. (Nasdaq: DOMO), provider of the leading cloud-based operating system for business, today announced results for the fourth quarter and fiscal year ended January 31, 2019.

Fiscal Fourth Quarter Results

•	Total revenue was $39.4 million, an increase of 31% year over year

•	Subscription revenue represented 81% of total revenue

•	Billings were $57.2 million or 26% year-over-year growth

•	Subscription gross margin was 74%, an improvement of 10 percentage points from Q4 fiscal 2018

•	GAAP operating margin improved by 65 percentage points year over year

•	Non-GAAP operating margin improved by 69 percentage points year over year

•	GAAP operating expenses decreased 7% year over year

•	Non-GAAP operating expenses decreased 11% year over year

•	GAAP net loss was $29.9 million, and GAAP net loss per share was $1.13, based on 26.5 million weighted-average shares outstanding

•	Non-GAAP net loss was $25.0 million, and non-GAAP net loss per share was $0.94, based on 26.5 million weighted-average shares outstanding

•	Cash and cash equivalents were $177.0 million as of January 31, 2019

Full Year Fiscal 2019 Results

•	Total revenue was $142.5 million, an increase of 31% year over year

•	Subscription revenue represented 82% of total revenue

•	Billings were $165.4 million or 28% year-over-year growth

•	Subscription gross margin was 72% compared to 63% in fiscal 2018

•	GAAP operating margin improved by 61 percentage points year over year

•	Non-GAAP operating margin improved by 65 percentage points year over year

•	GAAP operating expenses decreased 1% year over year

•	Non-GAAP operating expenses decreased 5% year over year

•	GAAP net loss was $154.3 million, and GAAP net loss per share was $9.43, based on 16.4 million weighted-average shares outstanding

•	Non-GAAP net loss was $135.9 million, and non-GAAP net loss per share was $8.31, based on 16.4 million weighted-average shares outstanding

Comments
"We executed very well in Q4 as our results show, while also delivering on our commitment to drive efficiencies in our sales and marketing spend, and we expect that strong execution to continue into fiscal 2020," said Josh James, Domo founder and CEO. "We continue to see an enormous market opportunity in front of us as we push further into organizations, while enabling customers to unleash data across the business with the speed, security and scale IT demands. I’m particularly pleased with our people and their performance delivering more than 30% growth in revenue while lowering operating expenses 11%."

"Q4 was another strong quarter for us," said Bruce Felt, CFO. "We continued to improve execution across all functions of the organization. We are pleased with the productivity gains from sales and marketing. We plan to continue to grow the business while improving efficiencies and we continue to be committed to achieving cash flow positive with the cash we have on hand."

Board of Directors Update
Domo also announced Carine Clark, Banyan president and CEO, has joined its board of directors. Carine has also served as the CMO of Symantec and also as the CMO of Altiris, both of which were public companies at the time. Carine will fill the seat of early investor and board member Glenn Solomon from GGV Capital.

Josh James commented, "I’d like to thank Glenn for his contributions as a Domo board member over the years, particularly when it came to understanding how to leverage the nuances of our financial model, recruiting of executive management, financings, and insights into how to more effectively operate the business. I’m thrilled to welcome Carine and am confident that Domo will benefit from her strength in enterprise software marketing, sales and channel. I’m looking forward to working with her and having her as a member of our board."

Recent Highlights
We believe the following points and accolades are leading indicators of what’s to come in our business through our commitment to product innovation and customer success:

•
Domo announced a new commissioned Forrester Consulting Total Economic Impact™ (TEI) study which determined that organizations deploying Domo can achieve an overall return on investment (ROI) of 434 percent over three years and recoup their investment in less than one year.

•	Domo was named to two Q1 2019 Constellation ShortLists™, one for Marketing Analytics Solutions and the other for Cloud-based BI and Analytics Solutions.

•	Domo was ranked #1 for Usability and TCO/ROI in Ventana Research's 2019 Mobile Analytics and Business Intelligence Value Index.

•
Domo announced the Domo Integration Cloud, a new Integration Platform as a Service (iPaaS) solution that leverages the power of Domo’s back-end data integration and management features and comprehensively addresses data integration, access and governance.

•
Domo announced its latest industry-focused solution, the Domo Media Suite. The Domo Media Suite includes Apps for media buyers and publishers to consolidate complex systems and data sets, and drive better performance from their media campaigns.

Business Outlook
Based on information available as of March 13, 2019, Domo is providing the following guidance for Q1 and full year fiscal 2020:
Q1 Fiscal 2020

•	Revenue is expected to be in the range of $40.0 million to $41.0 million

•	Non-GAAP net loss per share is expected to be between $1.26 and $1.30 based on 26.9 million weighted-average shares outstanding
Full Year Fiscal 2020

•	Revenue is expected to be in the range of $173.0 million to $174.0 million

•	Non-GAAP net loss per share is expected to be between $3.99 and $4.07 based on 27.3 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2019 fourth quarter and fiscal 2019 full year financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. A live dial-in is available domestically at (877) 491-5762 and internationally at (763) 416-6939, with conference ID#8473747. A replay will be available via webcast or at (855) 859-2056 or (404) 537-3406 until midnight (ET) March 27, 2019.

About Domo
Domo’s mission is to be the operating system for business, digitally connecting all your people, your data and your systems, empowering them to collaborate better, make better decisions and be more efficient, right from their phones. Domo works with many of the world’s leading and most progressive brands across multiple industries including retail, media and entertainment, manufacturing, finance and more. For more information about Domo (Nasdaq: DOMO), visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share. In computing these measures, we exclude the effects of stock-based compensation expense, amortization of certain intangible assets and the reversal of contingent tax-related accruals. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for Q1 fiscal quarter and full fiscal year 2020, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Prospectus related to our initial public offering filed with the SEC on June 29, 2018 and the Annual Report on Form 10-K for the fiscal year ended January 31, 2019 expected to be filed with the SEC on or about April 10, 2019.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2018	2019	2018	2019
Revenue:
Subscription	$24,652	$31,930	$87,463	$117,157
Professional services and other	5,421	7,478	21,061	25,307
Total revenue	30,073	39,408	108,524	142,464
Cost of revenue:
Subscription (1)	8,819	8,267	32,427	32,781
Professional services and other (1)	3,315	4,276	12,492	16,773
Total cost of revenue	12,134	12,543	44,919	49,554
Gross profit	17,939	26,865	63,605	92,910

Operating expenses:
Sales and marketing (1)	31,320	29,389	131,802	131,081
Research and development (1)	19,580	16,954	78,261	75,740
General and administrative (1), (2), (3)	7,510	8,270	29,323	30,176
Total operating expenses	58,410	54,613	239,386	236,997
Loss from operations	(40,471)	(27,748)	(175,781)	(144,087)

Other expense, net (1)	(647)	(1,786)	(396)	(8,974)
Loss before provision for income taxes	(41,118)	(29,534)	(176,177)	(153,061)
Provision for income taxes	89	339	385	1,248
Net loss	$(41,207)	$(29,873)	$(176,562)	$(154,309)

Net loss per share (basic and diluted)	$(25.33)	$(1.13)	$(110.70)	$(9.43)
Weighted-average number of shares (basic and diluted)	1,627	26,461	1,595	16,358

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$12	$75	$48	$219
Professional services and other	9	42	40	154
Sales and marketing	340	1,897	1,845	7,387
Research and development	566	1,413	2,311	6,519
General and administrative	1,270	1,436	5,090	7,492
Other income, net	11	25	36	30
Total stock-based compensation expenses	$2,208	$4,888	$9,370	$21,801

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$80	$80

(3) Includes reversal of contingent tax-related accrual, as follows:
General and administrative	$—	$—	$—	$(3,513)

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2018	2019
Assets
Current assets:
Cash and cash equivalents	$61,972	$176,973
Accounts receivable, net	35,484	48,421
Contract acquisition costs	9,661	10,425
Prepaid expenses and other current assets	6,144	10,935
Total current assets	113,261	246,754

Property and equipment, net	14,952	12,595
Contract acquisition costs, noncurrent	11,521	18,030
Intangible assets, net	3,026	4,415
Goodwill	9,478	9,478
Other assets	3,117	1,360
Total assets	$155,355	$292,632

Liabilities, convertible preferred stock and stockholders' (deficit) equity
Current liabilities:
Accounts payable	$12,121	$2,609
Accrued expenses and other current liabilities	49,428	48,139
Current portion of deferred revenue	66,712	88,959
Total current liabilities	128,261	139,707

Deferred revenue, noncurrent	4,244	4,943
Other liabilities, noncurrent	5,324	6,210
Long-term debt	46,332	97,245
Total liabilities	184,161	248,105

Commitments and contingencies

Convertible preferred stock	693,158	—
Stockholders' (deficit) equity:
Common stock	2	26
Additional paid-in capital	35,301	956,145
Accumulated other comprehensive income	506	438
Accumulated deficit	(757,773)	(912,082)
Total stockholders' (deficit) equity	(721,964)	44,527
Total liabilities and stockholders' (deficit) equity	$155,355	$292,632

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2018	2019	2018	2019
Cash flows from operating activities
Net loss	$(41,207)	$(29,873)	$(176,562)	$(154,309)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,245	1,881	8,051	8,573
Amortization of intangible assets	20	154	80	214
Amortization of contract acquisition costs	2,359	2,418	9,014	8,168
Stock-based compensation	2,208	4,888	9,370	21,801
Reversal of contingent tax-related accrual	—	—	—	(3,513)
Capitalized interest	202	652	202	2,293
Remeasurement of warrant liability	(28)	—	(28)	(56)
Changes in operating assets and liabilities:
Accounts receivable, net	(12,616)	(18,616)	(13,186)	(12,937)
Contract acquisition costs	(6,491)	(6,434)	(17,160)	(15,677)
Prepaid expenses and other assets	(969)	(3,077)	(1,610)	(4,824)
Accounts payable	725	(2,175)	3,250	(8,651)
Accrued and other liabilities	5,402	4,647	8,902	4,605
Deferred revenue	15,329	17,833	21,020	22,946
Net cash used in operating activities	(32,821)	(27,702)	(148,657)	(131,367)

Cash flows from investing activities
Purchases of property and equipment	(2,190)	(1,700)	(7,281)	(6,373)
Purchases of intangible assets	(315)	(1,603)	(315)	(1,603)
Net cash used in investing activities	(2,505)	(3,303)	(7,596)	(7,976)

Cash flows from financing activities
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	—	206,627
Payments of costs related to initial public offering	(38)	10	(38)	(4,053)
Proceeds from issuance of convertible preferred stock, net of issuance costs	(13)	—	99,058	(87)
Debt proceeds, net of issuance costs	48,950	(9)	48,900	49,642
Proceeds from exercise of stock options	429	1,974	1,338	2,250
Repurchases of common stock	—	—	(121)	—
Principal payments on capital lease obligations	(10)	—	(37)	(44)
Net cash provided by financing activities	49,318	1,975	149,100	254,335
Effect of exchange rate changes on cash and cash equivalents	128	4	141	9
Net increase (decrease) in cash and cash equivalents	14,120	(29,026)	(7,012)	115,001
Cash and cash equivalents at beginning of period	47,852	205,999	68,984	61,972
Cash and cash equivalents at end of period	$61,972	$176,973	$61,972	$176,973

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2018	2019	2018	2019
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$24,652	$31,930	$87,463	$117,157
Cost of revenue:
Subscription	8,819	8,267	32,427	32,781
Subscription gross profit on a GAAP basis	15,833	23,663	55,036	84,376
Subscription gross margin on a GAAP basis	64%	74%	63%	72%

Stock-based compensation	12	75	48	219
Subscription gross profit on a non-GAAP basis	$15,845	$23,738	$55,084	$84,595
Subscription gross margin on a non-GAAP basis	64%	74%	63%	72%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$58,410	$54,613	$239,386	$236,997
Stock-based compensation	(2,176)	(4,746)	(9,246)	(21,398)
Amortization of certain intangible assets	(20)	(20)	(80)	(80)
Reversal of contingent tax-related accrual	—	—	—	3,513
Total operating expenses on a non-GAAP basis	$56,214	$49,847	$230,060	$219,032

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(40,471)	$(27,748)	$(175,781)	$(144,087)
Stock-based compensation	2,197	4,863	9,334	21,771
Amortization of certain intangible assets	20	20	80	80
Reversal of contingent tax-related accrual	—	—	—	(3,513)
Operating loss on a non-GAAP basis	$(38,254)	$(22,865)	$(166,367)	$(125,749)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(135)%	(70)%	(162)%	(101)%
Stock-based compensation	8	12	9	15
Amortization of certain intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	—	(2)
Operating margin on a non-GAAP basis	(127)%	(58)%	(153)%	(88)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(41,207)	$(29,873)	$(176,562)	$(154,309)
Stock-based compensation	2,208	4,888	9,370	21,801
Amortization of certain intangible assets	20	20	80	80
Reversal of contingent tax-related accrual	—	—	—	(3,513)
Net loss on a non-GAAP basis	$(38,979)	$(24,965)	$(167,112)	$(135,941)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(25.33)	$(1.13)	$(110.70)	$(9.43)
Stock-based compensation	1.36	0.19	5.88	1.33
Amortization of certain intangible assets	0.01	—	0.05	—
Reversal of contingent tax-related accrual	—	—	—	(0.21)
Net loss per share on a non-GAAP basis	$(23.96)	$(0.94)	$(104.77)	$(8.31)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2018	2019	2018	2019
Billings:
Total revenue	$30,073	$39,408	$108,524	$142,464
Add:
Deferred revenue (end of period)	66,712	88,959	66,712	88,959
Deferred revenue, noncurrent (end of period)	4,244	4,943	4,244	4,943
Less:
Deferred revenue (beginning of period)	(54,047)	(72,862)	(48,719)	(66,712)
Deferred revenue, noncurrent (beginning of period)	(1,580)	(3,207)	(1,217)	(4,244)
Increase in deferred revenue (current and noncurrent)	15,329	17,833	21,020	22,946
Billings	$45,402	$57,241	$129,544	$165,410